Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2024 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	340	11,774	—	11,774
Dallas, TX	10,117	—	386	10,503	—	10,503
Austin, TX	6,829	350	—	7,179	—	7,179
Charlotte, NC	5,651	344	352	6,347	—	6,347
Orlando, FL	5,643	264	310	6,217	—	6,217
Raleigh/Durham, NC	5,350	—	306	5,656	73	5,729
Tampa, FL	5,416		—	5,416	—	5,416
Houston, TX	5,175		—	5,175	—	5,175
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Phoenix, AZ	2,968	323	317	3,608	—	3,608
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,354	—	—	2,354	—	2,354
Richmond, VA	1,732	—	—	1,732	—	1,732
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Denver, CO	1,118	—	352	1,470	—	1,470
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,502	672	400	7,574	—	7,574
Total Multifamily Units	97,290	1,953	2,763	102,006	73	102,079
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of December 31, 2024			Average Effective	As of December 31, 2024
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended December 31, 2024	Completed Units	Total Units, Including Development
Atlanta, GA	$2,118,356	12.9%	96.0%	$1,798	11,434
Dallas, TX	1,611,937	9.8%	95.2%	1,655	10,117
Charlotte, NC	1,143,445	7.0%	96.1%	1,648	5,995
Orlando, FL	1,042,585	6.3%	96.2%	1,990	5,907
Tampa, FL	1,027,372	6.3%	96.4%	2,086	5,416
Austin, TX	967,332	5.9%	94.9%	1,554	7,179
Raleigh/Durham, NC	739,989	4.5%	96.1%	1,533	5,350
Houston, TX	725,026	4.4%	95.5%	1,435	5,175
Phoenix, AZ	597,148	3.6%	95.7%	1,723	3,291
Northern Virginia	579,904	3.5%	95.7%	2,501	1,888
Nashville, TN	567,219	3.5%	95.9%	1,680	4,375
Charleston, SC	440,116	2.7%	95.8%	1,817	3,168
Fort Worth, TX	401,425	2.4%	95.3%	1,580	3,687
Jacksonville, FL	320,590	2.0%	96.1%	1,493	3,496
Denver, CO	298,105	1.8%	94.3%	1,968	1,118
Richmond, VA	261,703	1.6%	95.8%	1,672	1,732
Fredericksburg, VA	259,236	1.6%	95.9%	1,891	1,435
Greenville, SC	246,496	1.5%	96.3%	1,335	2,354
Savannah, GA	228,984	1.4%	96.1%	1,708	1,837
Kansas City, MO-KS	195,918	1.2%	95.4%	1,644	1,110
Birmingham, AL	173,789	1.1%	96.8%	1,406	1,462
San Antonio, TX	172,377	1.0%	95.3%	1,363	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	208,999	1.3%	95.3%	1,348	2,754
Florida	196,306	1.2%	96.1%	1,838	1,806
Alabama	182,000	1.1%	95.3%	1,381	1,648
Virginia	171,899	1.0%	94.8%	1,793	1,039
Kentucky	104,715	0.6%	95.6%	1,276	1,308
Maryland	84,694	0.5%	95.3%	2,314	361
Nevada	75,798	0.5%	95.3%	1,591	721
South Carolina	39,762	0.2%	93.6%	1,265	576
Stabilized Communities	$15,183,225	92.4%	95.7%	$1,684	99,243
Charlotte, NC	236,604	1.4%	91.2%	1,817	352	893
Raleigh/Durham, NC	209,195	1.3%	29.8%	1,835	379	712
Tampa, FL	154,540	0.9%	—	—	—	495
Denver, CO	138,672	0.9%	61.4%	2,227	352	571
Phoenix, AZ	112,775	0.7%	56.2%	1,952	317	662
Dallas, TX	105,141	0.6%	44.0%	1,992	386	386
Salt Lake City, UT	95,091	0.6%	69.5%	1,754	400	400
Atlanta, GA	91,407	0.6%	82.1%	2,076	340	340
Orlando, FL	83,852	0.5%	90.0%	2,055	310	310
Richmond, VA	15,994	0.1%	—	—	—	306
Lease-up / Development Communities	$1,243,271	7.6%	61.0%	$1,957	2,836	5,075
Total Multifamily Communities	$16,426,496	100.0%	94.7%	$1,692	102,079	104,318
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C. As of December 31, 2024, the gross investment in real estate for this community was $82.8 million and includes a mortgage note payable of $52.0 million. For the year ended December 31, 2024, this apartment community achieved NOI of $8.5 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of December 31, 2024
	December 31, 2024	December 31, 2023	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$520,134	$521,169	-0.2%	97,290	$14,757,287
Non-Same Store Communities	11,894	12,478		1,953	425,938
Lease-up/Development Communities	11,348	2,284		2,836	1,243,271
Total Multifamily Portfolio	$543,376	$535,931		102,079	$16,426,496
Commercial Property/Land	6,456	6,316		—	371,595
Total Operating Revenues	$549,832	$542,247		102,079	$16,798,091

Property Operating Expenses
Same Store Communities	$189,087	$182,872	3.4%
Non-Same Store Communities	4,817	4,486
Lease-up/Development Communities	5,733	1,363
Storm Costs	2,621	—
Total Multifamily Portfolio	$202,258	$188,721
Commercial Property/Land	2,675	3,061
Total Property Operating Expenses	$204,933	$191,782

Net Operating Income
Same Store Communities	$331,047	$338,297	-2.1%
Non-Same Store Communities	7,077	7,992
Lease-up/Development Communities	5,615	921
Storm Costs	(2,621)	—
Total Multifamily Portfolio	$341,118	$347,210
Commercial Property/Land	3,781	3,255
Total Net Operating Income	$344,899	$350,465	-1.6%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Year Ended
	December 31, 2024	December 31, 2023	Percent Change	December 31, 2024	December 31, 2023	Percent Change
Property Taxes	$68,624	$67,389	1.8%	$270,584	$265,296	2.0%
Personnel	40,712	38,594	5.5%	165,249	157,656	4.8%
Utilities	34,290	32,953	4.1%	135,810	131,197	3.5%
Building Repair and Maintenance	22,748	22,744	0.0%	97,590	95,955	1.7%
Office Operations	9,008	8,004	12.5%	34,922	30,366	15.0%
Insurance	8,332	8,222	1.3%	33,088	30,713	7.7%
Marketing	5,373	4,966	8.2%	26,416	24,103	9.6%
Total Property Operating Expenses	$189,087	$182,872	3.4%	$763,659	$735,286	3.9%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Year Ended
	Apartment Units	Same Store NOI	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Atlanta, GA	11,434	11.5%	95.3%	94.4%	94.6%	94.5%
Dallas, TX	10,117	9.4%	95.2%	95.4%	95.3%	95.6%
Tampa, FL	5,416	7.2%	96.3%	96.0%	96.0%	95.8%
Orlando, FL	5,643	7.0%	95.7%	96.0%	95.9%	96.0%
Charlotte, NC	5,651	6.2%	95.9%	95.4%	95.6%	95.6%
Austin, TX	6,829	5.8%	95.1%	94.7%	95.0%	95.1%
Raleigh/Durham, NC	5,350	5.6%	95.7%	96.1%	95.8%	95.9%
Nashville, TN	4,375	4.9%	95.8%	96.1%	95.9%	95.8%
Houston, TX	5,175	3.8%	95.5%	95.8%	95.4%	95.5%
Charleston, SC	3,168	3.8%	95.7%	95.8%	96.1%	95.9%
Phoenix, AZ	2,968	3.5%	95.7%	95.0%	95.3%	95.4%
Fort Worth, TX	3,687	3.4%	95.4%	95.2%	95.3%	95.6%
Northern Virginia	1,888	3.1%	96.2%	96.2%	96.6%	96.2%
Jacksonville, FL	3,496	3.0%	95.7%	95.3%	95.7%	95.7%
Savannah, GA	1,837	2.0%	95.9%	96.1%	95.8%	96.2%
Greenville, SC	2,354	2.0%	95.9%	96.0%	95.8%	96.1%
Richmond, VA	1,732	1.9%	96.1%	96.0%	96.4%	95.9%
Fredericksburg, VA	1,435	1.9%	96.1%	96.9%	96.6%	96.4%
Memphis, TN	1,811	1.5%	94.5%	95.3%	95.2%	94.7%
Denver, CO	1,118	1.4%	94.3%	95.7%	95.3%	95.4%
Birmingham, AL	1,462	1.3%	95.5%	96.5%	95.6%	96.2%
Kansas City, MO-KS	1,110	1.1%	95.5%	95.9%	95.8%	95.9%
San Antonio, TX	1,504	1.1%	95.7%	96.0%	95.6%	95.8%
Huntsville, AL	1,228	1.1%	95.7%	95.7%	95.2%	95.3%
Other	6,502	6.5%	95.3%	95.9%	95.7%	95.9%
Total Same Store	97,290	100.0%	95.6%	95.5%	95.5%	95.6%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2024	Q4 2023	% Chg	Q4 2024	Q4 2023	% Chg	Q4 2024	Q4 2023	% Chg	Q4 2024	Q4 2023	% Chg
Atlanta, GA	11,434	$64,825	$65,781	(1.5)%	$26,912	$24,004	12.1%	$37,913	$41,777	(9.2)%	$1,798	$1,850	(2.8)%
Dallas, TX	10,117	52,840	53,058	(0.4)%	21,808	21,351	2.1%	31,032	31,707	(2.1)%	1,655	1,669	(0.8)%
Tampa, FL	5,416	35,800	35,766	0.1%	11,885	11,365	4.6%	23,915	24,401	(2.0)%	2,086	2,105	(0.9)%
Orlando, FL	5,643	34,999	35,461	(1.3)%	11,916	11,835	0.7%	23,083	23,626	(2.3)%	1,971	1,992	(1.1)%
Charlotte, NC	5,651	29,353	29,181	0.6%	8,853	8,496	4.2%	20,500	20,685	(0.9)%	1,634	1,640	(0.4)%
Austin, TX	6,829	34,100	35,073	(2.8)%	14,869	16,102	(7.7)%	19,231	18,971	1.4%	1,553	1,617	(3.9)%
Raleigh/Durham, NC	5,350	26,409	26,664	(1.0)%	7,750	8,097	(4.3)%	18,659	18,567	0.5%	1,533	1,545	(0.8)%
Nashville, TN	4,375	23,421	23,685	(1.1)%	7,229	7,476	(3.3)%	16,192	16,209	(0.1)%	1,680	1,700	(1.2)%
Houston, TX	5,175	23,719	23,666	0.2%	11,038	10,295	7.2%	12,681	13,371	(5.2)%	1,435	1,429	0.4%
Charleston, SC	3,168	18,047	17,687	2.0%	5,571	5,492	1.4%	12,476	12,195	2.3%	1,817	1,771	2.6%
Phoenix, AZ	2,968	16,124	16,254	(0.8)%	4,422	4,153	6.5%	11,702	12,101	(3.3)%	1,721	1,751	(1.7)%
Fort Worth, TX	3,687	19,189	19,019	0.9%	8,023	7,177	11.8%	11,166	11,842	(5.7)%	1,580	1,576	0.3%
Northern Virginia	1,888	14,770	13,850	6.6%	4,505	3,979	13.2%	10,265	9,871	4.0%	2,501	2,356	6.2%
Jacksonville, FL	3,496	15,922	16,487	(3.4)%	5,859	5,962	(1.7)%	10,063	10,525	(4.4)%	1,493	1,548	(3.5)%
Savannah, GA	1,837	10,220	10,028	1.9%	3,524	3,146	12.0%	6,696	6,882	(2.7)%	1,708	1,694	0.8%
Greenville, SC	2,354	10,370	10,291	0.8%	3,703	3,650	1.5%	6,667	6,641	0.4%	1,335	1,327	0.6%
Richmond, VA	1,732	9,025	9,030	(0.1)%	2,776	2,750	0.9%	6,249	6,280	(0.5)%	1,672	1,649	1.4%
Fredericksburg, VA	1,435	8,643	8,342	3.6%	2,513	2,356	6.7%	6,130	5,986	2.4%	1,891	1,801	5.0%
Memphis, TN	1,811	7,951	7,937	0.2%	2,993	2,872	4.2%	4,958	5,065	(2.1)%	1,380	1,358	1.7%
Denver, CO	1,118	6,912	7,120	(2.9)%	2,176	2,327	(6.5)%	4,736	4,793	(1.2)%	1,968	1,977	(0.5)%
Birmingham, AL	1,462	6,836	6,782	0.8%	2,650	2,594	2.2%	4,186	4,188	(0.0)%	1,406	1,391	1.0%
Kansas City, MO-KS	1,110	5,764	5,576	3.4%	2,025	1,853	9.3%	3,739	3,723	0.4%	1,644	1,577	4.2%
San Antonio, TX	1,504	6,543	6,676	(2.0)%	2,826	2,961	(4.6)%	3,717	3,715	0.1%	1,363	1,387	(1.7)%
Huntsville, AL	1,228	5,339	5,363	(0.4)%	1,752	1,782	(1.7)%	3,587	3,581	0.2%	1,293	1,319	(2.0)%
Other	6,502	33,013	32,392	1.9%	11,509	10,797	6.6%	21,504	21,595	(0.4)%	1,617	1,583	2.1%
Total Same Store	97,290	$520,134	$521,169	(0.2)%	$189,087	$182,872	3.4%	$331,047	$338,297	(2.1)%	$1,684	$1,693	(0.5)%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2024	Q3 2024	% Chg	Q4 2024	Q3 2024	% Chg	Q4 2024	Q3 2024	% Chg	Q4 2024	Q3 2024	% Chg
Atlanta, GA	11,434	$64,825	$65,177	(0.5)%	$26,912	$26,808	0.4%	$37,913	$38,369	(1.2)%	$1,798	$1,813	(0.8)%
Dallas, TX	10,117	52,840	53,356	(1.0)%	21,808	23,411	(6.8)%	31,032	29,945	3.6%	1,655	1,663	(0.5)%
Tampa, FL	5,416	35,800	35,722	0.2%	11,885	11,892	(0.1)%	23,915	23,830	0.4%	2,086	2,093	(0.3)%
Orlando, FL	5,643	34,999	35,215	(0.6)%	11,916	11,347	5.0%	23,083	23,868	(3.3)%	1,971	1,978	(0.4)%
Charlotte, NC	5,651	29,353	29,557	(0.7)%	8,853	9,503	(6.8)%	20,500	20,054	2.2%	1,634	1,642	(0.5)%
Austin, TX	6,829	34,100	34,750	(1.9)%	14,869	17,041	(12.7)%	19,231	17,709	8.6%	1,553	1,580	(1.7)%
Raleigh/Durham, NC	5,350	26,409	26,725	(1.2)%	7,750	9,171	(15.5)%	18,659	17,554	6.3%	1,533	1,544	(0.7)%
Nashville, TN	4,375	23,421	23,616	(0.8)%	7,229	8,064	(10.4)%	16,192	15,552	4.1%	1,680	1,690	(0.5)%
Houston, TX	5,175	23,719	23,707	0.1%	11,038	10,065	9.7%	12,681	13,642	(7.0)%	1,435	1,436	(0.0)%
Charleston, SC	3,168	18,047	18,264	(1.2)%	5,571	5,868	(5.1)%	12,476	12,396	0.6%	1,817	1,815	0.1%
Phoenix, AZ	2,968	16,124	16,355	(1.4)%	4,422	4,818	(8.2)%	11,702	11,537	1.4%	1,721	1,730	(0.5)%
Fort Worth, TX	3,687	19,189	19,311	(0.6)%	8,023	7,537	6.4%	11,166	11,774	(5.2)%	1,580	1,582	(0.2)%
Northern Virginia	1,888	14,770	14,695	0.5%	4,505	4,705	(4.3)%	10,265	9,990	2.8%	2,501	2,484	0.7%
Jacksonville, FL	3,496	15,922	16,198	(1.7)%	5,859	5,708	2.6%	10,063	10,490	(4.1)%	1,493	1,510	(1.1)%
Savannah, GA	1,837	10,220	10,078	1.4%	3,524	3,845	(8.3)%	6,696	6,233	7.4%	1,708	1,713	(0.3)%
Greenville, SC	2,354	10,370	10,314	0.5%	3,703	3,946	(6.2)%	6,667	6,368	4.7%	1,335	1,336	(0.1)%
Richmond, VA	1,732	9,025	9,114	(1.0)%	2,776	2,949	(5.9)%	6,249	6,165	1.4%	1,672	1,668	0.3%
Fredericksburg, VA	1,435	8,643	8,623	0.2%	2,513	2,606	(3.6)%	6,130	6,017	1.9%	1,891	1,873	1.0%
Memphis, TN	1,811	7,951	7,983	(0.4)%	2,993	3,144	(4.8)%	4,958	4,839	2.5%	1,380	1,378	0.2%
Denver, CO	1,118	6,912	7,046	(1.9)%	2,176	2,214	(1.7)%	4,736	4,832	(2.0)%	1,968	1,978	(0.5)%
Birmingham, AL	1,462	6,836	6,886	(0.7)%	2,650	2,821	(6.1)%	4,186	4,065	3.0%	1,406	1,412	(0.5)%
Kansas City, MO-KS	1,110	5,764	5,761	0.1%	2,025	2,153	(5.9)%	3,739	3,608	3.6%	1,644	1,634	0.6%
San Antonio, TX	1,504	6,543	6,612	(1.0)%	2,826	2,684	5.3%	3,717	3,928	(5.4)%	1,363	1,367	(0.3)%
Huntsville, AL	1,228	5,339	5,354	(0.3)%	1,752	2,012	(12.9)%	3,587	3,342	7.3%	1,293	1,307	(1.0)%
Other	6,502	33,013	33,114	(0.3)%	11,509	11,954	(3.7)%	21,504	21,160	1.6%	1,617	1,613	0.2%
Total Same Store	97,290	$520,134	$523,533	(0.6)%	$189,087	$196,266	(3.7)%	$331,047	$327,267	1.2%	$1,684	$1,691	(0.4)%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO FULL YEAR COMPARISONS AS OF DECEMBER 31, 2024 and 2023

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2024	Q4 2023	% Chg	Q4 2024	Q4 2023	% Chg	Q4 2024	Q4 2023	% Chg	Q4 2024	Q4 2023	% Chg
Atlanta, GA	11,434	$260,040	$261,678	(0.6)%	$104,908	$96,334	8.9%	$155,132	$165,344	(6.2)%	$1,819	$1,848	(1.6)%
Dallas, TX	10,117	212,155	211,791	0.2%	88,350	84,747	4.3%	123,805	127,044	(2.5)%	1,662	1,659	0.2%
Tampa, FL	5,416	143,037	142,101	0.7%	48,702	47,554	2.4%	94,335	94,547	(0.2)%	2,093	2,094	(0.1)%
Orlando, FL	5,643	140,969	141,274	(0.2)%	48,485	48,140	0.7%	92,484	93,134	(0.7)%	1,979	1,983	(0.2)%
Charlotte, NC	5,651	117,360	115,988	1.2%	35,907	34,159	5.1%	81,453	81,829	(0.5)%	1,638	1,626	0.8%
Austin, TX	6,829	138,523	141,608	(2.2)%	62,512	62,503	0.0%	76,011	79,105	(3.9)%	1,585	1,627	(2.5)%
Raleigh/Durham, NC	5,350	106,359	105,749	0.6%	34,186	32,713	4.5%	72,173	73,036	(1.2)%	1,540	1,534	0.4%
Nashville, TN	4,375	94,219	94,192	0.0%	30,756	30,212	1.8%	63,463	63,980	(0.8)%	1,691	1,694	(0.2)%
Houston, TX	5,175	94,595	93,893	0.7%	40,744	41,142	(1.0)%	53,851	52,751	2.1%	1,432	1,417	1.1%
Charleston, SC	3,168	72,141	69,633	3.6%	23,028	21,705	6.1%	49,113	47,928	2.5%	1,801	1,733	3.9%
Phoenix, AZ	2,968	64,830	65,617	(1.2)%	18,099	16,971	6.6%	46,731	48,646	(3.9)%	1,734	1,756	(1.3)%
Fort Worth, TX	3,687	76,689	76,248	0.6%	29,946	29,697	0.8%	46,743	46,551	0.4%	1,579	1,569	0.6%
Northern Virginia	1,888	57,859	54,574	6.0%	17,916	16,717	7.2%	39,943	37,857	5.5%	2,445	2,319	5.5%
Jacksonville, FL	3,496	64,832	66,544	(2.6)%	23,592	23,681	(0.4)%	41,240	42,863	(3.8)%	1,514	1,552	(2.5)%
Savannah, GA	1,837	40,468	39,593	2.2%	14,830	12,784	16.0%	25,638	26,809	(4.4)%	1,706	1,664	2.5%
Greenville, SC	2,354	41,371	41,110	0.6%	15,193	13,785	10.2%	26,178	27,325	(4.2)%	1,331	1,316	1.1%
Richmond, VA	1,732	36,214	35,815	1.1%	11,314	11,172	1.3%	24,900	24,643	1.0%	1,659	1,627	1.9%
Fredericksburg, VA	1,435	34,212	33,121	3.3%	9,945	9,485	4.8%	24,267	23,636	2.7%	1,850	1,794	3.1%
Memphis, TN	1,811	31,829	31,435	1.3%	12,079	11,641	3.8%	19,750	19,794	(0.2)%	1,371	1,354	1.3%
Denver, CO	1,118	28,132	28,157	(0.1)%	8,732	8,723	0.1%	19,400	19,434	(0.2)%	1,974	1,965	0.4%
Birmingham, AL	1,462	27,151	26,738	1.5%	10,856	10,222	6.2%	16,295	16,516	(1.3)%	1,403	1,376	2.0%
Kansas City, MO-KS	1,110	22,743	21,875	4.0%	8,161	7,963	2.5%	14,582	13,912	4.8%	1,614	1,556	3.8%
San Antonio, TX	1,504	26,353	26,584	(0.9)%	11,299	11,240	0.5%	15,054	15,344	(1.9)%	1,373	1,388	(1.1)%
Huntsville, AL	1,228	21,371	21,405	(0.2)%	7,594	7,581	0.2%	13,777	13,824	(0.3)%	1,307	1,313	(0.4)%
Other	6,502	131,384	128,373	2.3%	46,525	44,415	4.8%	84,859	83,958	1.1%	1,604	1,566	2.4%
Total Same Store	97,290	$2,084,836	$2,075,096	0.5%	$763,659	$735,286	3.9%	$1,321,177	$1,339,810	(1.4)%	$1,688	$1,684	0.3%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		December 31, 2024			December 31, 2024				Expected
					Expected	Costs	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
MAA Nixie	Raleigh/Durham, NC	406	73	14	$145,500	$127,944	$17,556	4Q22	3Q24	3Q25	3Q26
MAA Breakwater	Tampa, FL	495	—	—	197,500	154,540	42,960	4Q22	1Q25	4Q25	1Q27
Modera Liberty Row (2)	Charlotte, NC	239	—	—	112,000	100,492	11,508	1Q22	3Q25	1Q26	4Q26
MAA Plaza Midwood (3)	Charlotte, NC	302	—	—	101,500	29,105	72,395	2Q24	2Q26	4Q26	4Q27
Modera Chandler (3)	Phoenix, AZ	345	—	—	117,500	34,068	83,432	2Q24	2Q26	4Q26	4Q27
MAA Porter	Richmond, VA	306	—	—	99,500	15,994	83,506	3Q24	1Q27	3Q27	1Q28
MAA Milepost 35 II	Denver, CO	219	—	—	78,000	15,038	62,962	4Q24	2Q26	4Q26	4Q27
Total Active		2,312	73	14	$851,500	$477,181	$374,319
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
In July 2024, MAA agreed to finance the third party development of this property currently under construction. MAA has the option to purchase the development once it is stabilized.
(3)
MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of December 31, 2024
	Location	Total Units	Physical Occupancy	Costs to Date	Construction Completed	Expected Stabilization (1)
MAA Optimist Park	Charlotte, NC	352	91.2%	$107,007	(3)	1Q25
MAA Boggy Creek	Orlando, FL	310	90.0%	83,852	(3)	1Q25
Novel West Midtown (2)	Atlanta, GA	340	82.1%	91,407	3Q23	2Q25
Novel Daybreak (2)	Salt Lake City, UT	400	69.5%	95,091	3Q24	3Q25
MAA Vale	Raleigh/Durham, NC	306	66.7%	81,251	(3)	3Q25
Novel Val Vista (2)	Phoenix, AZ	317	56.2%	78,707	4Q24	3Q25
MAA Milepost 35	Denver, CO	352	61.4%	123,634	4Q24	3Q25
MAA Cathedral Arts	Dallas, TX	386	44.0%	105,141	(3)	2Q26
Total		2,763	69.7%	$766,090
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.
(3)
Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

Year ended December 31, 2024
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
5,665	$35,230	$6,219	$106	7.3%	9,000 - 12,000

Supplemental Data S-8

2024 ACQUISITION ACTIVITY

Multifamily Acquisitions	Market	Apartment Units	Closing Date
MAA Cathedral Arts	Dallas, TX	386	Oct-24
MAA Boggy Creek	Orlando, FL	310	Sep-24
MAA Vale	Raleigh, NC	306	May-24
Modera Chandler (1)	Phoenix, AZ	345	Apr-24
(1)
Represents a pre-purchase multifamily development. MAA owns 95% of the joint venture that owns this property. Construction of this development commenced in the second quarter of 2024. See “Multifamily Development Pipeline” above for additional information.

Land Acquisition	Market	Acreage	Closing Date
MAA Nixie II	Raleigh/Durham, NC	3.3	Dec-24
MAA Porter	Richmond, VA	3.3	Aug-24

2024 DISPOSITION ACTIVITY

Multifamily Dispositions	Market	Apartment Units	Closing Date
MAA Ashley Park	Richmond, VA	272	Dec-24
MAA South Tryon	Charlotte, NC	216	Oct-24

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2024

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,730,957	95.0%	3.8%	7.7
Floating rate debt	250,000	5.0%	4.7%	0.1
Total	$4,980,957	100.0%	3.8%	7.3

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,620,690	92.8%	3.8%	6.0
Secured debt	360,267	7.2%	4.4%	24.1
Total	$4,980,957	100.0%	3.8%	7.3

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q4 2024 NOI	Percent of Total
Unencumbered gross assets	$16,398,866	95.5%	$330,819	95.9%
Encumbered gross assets	771,305	4.5%	14,080	4.1%
Total	$17,170,171	100.0%	$344,899	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2025	$399,340	4.2%
2026	298,744	1.2%
2027	598,121	3.7%
2028	397,911	4.2%
2029	556,359	3.7%
2030	298,230	3.1%
2031	446,302	1.8%
2032	394,680	5.4%
2033	—	—
2034	343,795	5.1%
Thereafter	997,475	4.2%
Total	$4,730,957	3.8%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2024 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper ⁽¹⁾ & Revolving Credit Facility ⁽²⁾	Public Bonds	Secured	Total
2025	$250,000	$399,340	$—	$649,340
2026	—	298,744	—	298,744
2027	—	598,121	—	598,121
2028	—	397,911	—	397,911
2029	—	556,359	—	556,359
2030	—	298,230	—	298,230
2031	—	446,302	—	446,302
2032	—	394,680	—	394,680
2033	—	—	—	—
2034	—	343,795	—	343,795
Thereafter	—	637,208	360,267	997,475
Total	$250,000	$4,370,690	$360,267	$4,980,957
(1)
The $250.0 million maturing in 2024 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of December 31, 2024. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended December 31, 2024, average daily borrowings outstanding under the commercial paper program were $507.4 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of December 31, 2024. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	29.0%	Yes
Total secured debt to adjusted total assets	40% or less	2.1%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	6.7x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	346.8%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	21.4%	Yes
Total secured debt to total capitalized asset value	40% or less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	7.1x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	20.6%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements, which have been filed by MAA and MAALP with the SEC.

Supplemental Data S-10

2025 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided below.

	Full Year 2025
Earnings:	Range	Midpoint
Earnings per common share - diluted	$5.51 to $5.83	$5.67
Core FFO per Share - diluted	$8.61 to $8.93	$8.77
Core AFFO per Share - diluted	$7.63 to $7.95	$7.79

MAA Same Store Portfolio:
Number of units	96,568	96,568
Average physical occupancy	95.30% to 95.90%	95.60%
Property revenue growth	-0.35% to 1.15%	0.40%
Effective rent growth	-0.30% to 0.70%	0.20%
Property operating expense growth	2.45% to 3.95%	3.20%
NOI growth	-2.15% to -0.15%	-1.15%
Real estate tax expense growth	2.00% to 3.50%	2.75%

Corporate Expenses: ($ in millions)
Property management expenses	$75.5 to $77.5	$76.5
General and administrative expenses	$57.0 to $59.0	$58.0
Total overhead	$132.5 to $136.5	$134.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$350.0 to $450.0	$400.0
Multifamily disposition volume	$300.0 to $350.0	$325.0
Development investment	$250.0 to $350.0	$300.0

Debt:
Average effective interest rate	3.5% to 3.7%	3.6%
Capitalized interest ($ in millions)	$20.0 to $22.0	$21.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.90 to 120.20 million	120.05 million

2024 SAME STORE COMPONENTS OF NET OPERATING INCOME RECAST FOR 2025 SAME STORE PORTFOLIO

Dollars in thousands

	Q4 2024	Full Year 2024
Same Store Revenues Recast for 2025 Same Store Portfolio	$518,796	$2,080,027
Same Store Expenses Recast for 2025 Same Store Portfolio	187,470	757,841
Same Store NOI Recast for 2025 Same Store Portfolio	$331,326	$1,322,186

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2025 GUIDANCE

	Full Year 2025 Guidance Range
	Low	High
Earnings per common share - diluted	$5.51	$5.83
Real estate depreciation and amortization	5.09	5.09
Gains on sale of depreciable assets	(2.00)	(2.00)
FFO per Share - diluted	8.60	8.92
Non-Core FFO items (1)	0.01	0.01
Core FFO per Share - diluted	8.61	8.93
Recurring capital expenditures	(0.98)	(0.98)
Core AFFO per Share - diluted	$7.63	$7.95
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Earnings release & conference call	Early May	Late July	Late October	Early February

Dividend Information - Common Shares:	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Declaration date	12/12/2023	3/19/2024	5/21/2024	9/24/2024	12/10/2024
Record date	1/12/2024	4/15/2024	7/15/2024	10/15/2024	1/15/2025
Payment date	1/31/2024	4/30/2024	7/31/2024	10/31/2024	1/31/2025
Distributions per share	$1.4700	$1.4700	$1.4700	$1.4700	$1.5150

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12